Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of Wasatch Pharmaceutical, Inc. on Form S-8 of our report dated April 9, 2001 incorporated in the Annual Report on Form 10-K of Wasatch Pharmaceutical, Inc. for the year ended December 31, 2000.


                                              By: /s/ Thomas Leger & Co. L.L.P.
                                                  -----------------------------
                                                  Thomas Leger & Co. L.L.P.
Houston, Texas
April 4, 2002